                                                                    Exhibit 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 12, 1996, included in PageMart Wireless, Inc.'s registration statement on Form S-1 (Registration No. 333-03012) and to all references to our Firm included in this registration statement.


                                                     /s/ ARTHUR ANDERSEN LLP

Dallas, Texas
  July 25, 1996